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                                                                     Exhibit 4.1

[GRAPHIC]

 NUMBER                                                                 SHARES
KBAY

                                [KANBAY(SM) LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 48369P 20 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that


is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

KANBAY INTERNATIONAL, INC., which stock is transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of its duly authorized officers.

     Dated:


       /s/ William F. Weissman                     /s/ Raymond J. Spencer
             SECRETARY                                  CHAIRMAN OF THE BOARD

     Countersigned and Registered.
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                              (New York, New York)

                                                  Transfer Agent and Registrar
     By


                                                              Authorized Officer
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                           KANBAY INTERNATIONAL, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inacription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM    --   as tenants in common
     TEN ENT    --   as tenants by the entireties
     JT TEN     --   as joint tenants with right of
                     survivorship and not as tenants
                     in common
     COM PROP   --   as community property


     UNIF GIFT MIN ACT-_________________Custodian______________________
                            (Cust)                      (Minor)
                               under Uniform Gifts to Minors
                               Act_____________________________________
                                           (State)
     UNIF TRF MIN ACT-__________Custodian (until age____________)
                        (Cust)
                              ______________________under Uniform Transfers
                                      (Minor)
                                   to Minors Act__________________________
                                                          (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
______________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------

                                  X
                                   ---------------------------------------------

                                  X
                                   ---------------------------------------------
                                   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN
                           NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ----------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO SEC RULE 17Ad-15